ASSIGNMENT AND ASSUMPTION OF LEASE



                  This Assignment entered into this 15th day of April, 1996, by and between RR-1 Limited Partnership ("Assignor"), Knight Transportation, Inc. ("Assignee") and Quick-Fuel, Inc. ("Lessee").

                              W I T N E S S E T H:

                  WHEREAS, Assignor is the Lessor under a Lease ("Fuel Lease") dated as of February 1, 1991, as amended on October 31, 1995, with Lessee under which Lessee has constructed certain leasehold improvements for the operation of the Fueling Service (as defined in the Fuel Lease) on the Leased Premises (as defined in the Fuel Lease); and

                  WHEREAS, Assignor and Assignee are parties to a Purchase and Sale Agreement ("Purchase Agreement") dated as of February 15, 1996, under which Assignee is purchasing the property upon the Leased Premises are located.

                  WHEREAS, in connection with the purchase, Assignor wishes to assign the Fuel Lease to Assignee and Assignee has agreed to accept assignment of the Fuel Lease.

                  WHEREAS, Lessee has joined as a party to this Assignment to evidence its consent to the assignment of the Fuel Lease.

                  NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Assignor hereby assigns and conveys all of its right, title and interest in and to the Fuel Lease (a copy of which is attached hereto and made a part hereof as Exhibit "A") to Assignee and Assignee hereby accepts said assignment and agrees to carry out and perform all the terms and conditions of the said Fuel Lease as therein provided.

                  2. Lessee hereby consents to the Assignment, acknowledges its continuing rights and obligations under the Fuel Lease and agrees to the substitution of Assignee for Assignor in the performance of the terms and conditions of said Fuel Lease on and after the date of this Assignment.

                  3. As of the date of this Assignment no event has occurred that with notice or the passing of time would constitute a default under the Fuel Lease.

                  4. This Assignment shall be binding on, and shall inure to the benefit of, the respective heirs, personal representatives, successors, and assigns of the parties hereto.

                  5. This Assignment constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior or contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment to this Assignment shall be
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binding unless  executed in writing by all the parties.  No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the parties making the waiver.

                  6. This Assignment shall be governed by and construed in accordance with the laws of the State of Indiana without reference to choice of law principles thereof.

                  7. The recitals to this Assignment shall be deemed to constitute a part of this Assignment.

                  8. This Assignment may be executed by the -parties in counterparts. This Assignment may be executed with facsimile signatures which will be promptly replaced with original signatures.

                  9. If any action is instituted to enforce the terms and conditions of this Assignment, the prevailing party shall be entitled to attorneys' fees and costs incurred as a result of such action.

                  IN WITNESS WHEREOF, the parties hereto have executed and caused this Assignment to be executed as of the date and year first above written.

                                         RR-1 LIMITED PARTNERSHIP

                                         By:  Caterpillar, Inc.



                                         By:  \s\ David B. Thomas
                                             -----------------------------------
                                             David B. Thomas, Manager


                                         KNIGHT TRANSPORTATION, INC.



                                         By:  \s\ Randy Knight
                                             -----------------------------------
                                              Randy Knight, President


                                         QUICK FUEL, INC.



                                         By:  \s\ Charles D. Jacobus, Jr.
                                             -----------------------------------

                                         Printed:  Charles D. Jacobus, Jr.
                                                 -------------------------------

                                         Title:  President
                                               ---------------------------------

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